Exhibit 99.1

TPG to Acquire Angelo Gordon

Strategic Transaction Furthers TPG’s Position as a Diversified Global Alternative Asset

Management Platform – Across Private Equity, Credit, Real Estate, and Market Solutions – and

Unlocks New Avenues for Growth, Product Innovation, and Limited Partner Engagement

Delivers Broad Spectrum of Alternatives Solutions to Clients

Expected to be Accretive to TPG Shareholders on FRE and After-tax DE per Share in 2024

TPG to Host Conference Call Today at 8:00am ET

SAN FRANCISCO; FORT WORTH, Texas & NEW YORK–(BUSINESS WIRE)–May 15, 2023– TPG Inc. (NASDAQ: TPG), a leading global alternative asset management firm, and Angelo Gordon, a $73 billion1,2 alternative investment firm focused on credit and real estate investing, today announced that the companies have entered into a definitive agreement under which TPG will acquire Angelo Gordon in a cash and equity transaction valued at approximately $2.7 billion, based on TPG Inc.’s share price as of May 12, 2023, including an estimated $970 million in cash and up to 62.5 million common units of the TPG Operating Group and restricted stock units of TPG, in each case, subject to certain adjustments. The transaction also includes an earnout based on Angelo Gordon’s future financial performance, valued at up to $400 million.

Founded in 1988, Angelo Gordon is a fully integrated and scaled multi-strategy platform with more than 650 employees across 12 offices in the U.S., Europe, and Asia. Angelo Gordon’s $55 billion1,2 credit platform offers scaled and diversified capabilities across the credit investing spectrum, including corporate credit, direct lending, and structured credit, and its $18 billion1,2 real estate platform manages dedicated value-add real estate strategies with significant reach in the U.S., Europe, and Asia, as well as a net lease strategy. Similar to TPG, Angelo Gordon has delivered significant and sustained momentum and growth, doubling its AUM over the past five years.

TPG and Angelo Gordon had a combined AUM of $208 billion1 as of December 31, 2022. Upon the close of the transaction, TPG will manage assets across a broadly diversified set of investment strategies, including private equity, impact, credit, real estate, and market solutions. The addition of Angelo Gordon marks a significant expansion into credit investing for TPG, establishing additional levers to drive organic growth and further expanding the breadth, diversification, and reach of the TPG platform. The transaction will enable TPG and Angelo Gordon to be an even stronger partner to LPs, providing investment opportunities across a broader range of asset classes and return profiles.

“This strategic transaction meaningfully expands our investing capabilities and broadens our product offering. The addition of Angelo Gordon also underscores our continued focus on growing and scaling through diversification, while driving long-term value for our shareholders,” said Jon Winkelried, Chief Executive Officer of TPG. “Following more than a year of building relationships between the leadership teams of both organizations, we are confident the combination represents a strong strategic and cultural fit and will create additional opportunities for employees of both firms. We look forward to welcoming the Angelo Gordon team as we execute on our shared vision.”

“This is a terrific partnership that provides Angelo Gordon with the scale to capitalize on the growing opportunity set we see in the credit and real estate markets, the diversification to create new solutions for our clients across the risk spectrum in all market conditions, and the opportunity to share our collective expertise, insights, and knowledge,” said Josh Baumgarten, Angelo Gordon Co-CEO and Head of Credit.

Adam Schwartz, Co-CEO and Head of Real Estate at Angelo Gordon, said, “We are proud to be joining a world-class investment platform that shares our philosophy on firm culture, investment excellence, and delivering for clients. This transaction is a testament to the team and business that we have built over nearly 35 years, and we are excited about the new and expanded opportunities ahead for our employees and LPs.”

“Both firms have grown organically over the past three decades, from private founder-led businesses into seasoned firms with next-generation executive leadership poised to accelerate further growth as part of a diversified platform,” added Jim Coulter, TPG’s Co-Founder and Executive Chairman. “There is a clear alignment of interests, values, and culture with a focus on entrepreneurship, innovation, and investment excellence. We look forward to building on our collective momentum together.”

Strategic and Financial Rationale

•

Marks a significant expansion into credit investing for TPG: Angelo Gordon’s platform offers scaled and diversified capabilities across the credit investing spectrum, including corporate credit and special situations, direct lending, and structured credit. Each product area is well established with strong investment performance and substantial opportunities for significant organic growth.

•

Offers real estate capabilities that are complementary to TPG’s current strategies: Further expands TPG’s geographic reach in Europe and Asia, broadens sourcing capabilities, and adds additional strategies, including a net lease strategy. On a combined basis, TPG will have meaningful scale with $38 billion[1] of collective AUM in real estate across TPG and Angelo Gordon as of December 31, 2022.

•

Provides broad spectrum of alternatives solutions for clients: Creates an even more compelling partner for the largest LPs globally, expanding alternative investment opportunities across a broad range of asset classes and return profiles that offer solutions for high growth channels such as insurance, high net worth, and retail, as well as institutional clients.

•

Creates broader client base: Angelo Gordon brings an attractive and complementary base of long-standing clients across its credit and real estate businesses. Together there is a substantial opportunity to expand and strengthen relationships across platforms.

•

Unlocks significant opportunities to grow revenue and optimize and scale within the combined platform: The combined company will benefit from shared intellectual capital, including industry, sector, and investing expertise, broadened LP relationships and distribution channels, and the support of robust infrastructure to drive enhanced opportunities for growth, business expansion, new product development, and geographic reach.

•

Delivers strong strategic and cultural fit: Angelo Gordon’s culture is aligned with TPG’s core values: high-performing, entrepreneurial, innovative, collaborative, and transparent. Both firms have grown organically, incubating, launching, and scaling new products that have complemented and built on core competencies and are poised to accelerate growth as part of a diversified platform.

•	Enhances capital formation capabilities: With a more diversified product set, TPG will continue to build its distribution and expand the breadth and depth of relationships.

Key Transaction Details

TPG is acquiring Angelo Gordon in a cash and equity transaction valued at approximately $2.7 billion, based on TPG Inc.’s share price as of May 12, 2023, including an estimated $970 million in cash and up to 62.5 million common units of the TPG Operating Group and restricted stock units of TPG, in each case, subject to certain adjustments. The transaction also includes an earnout based on Angelo Gordon’s future financial performance, valued at up to $400 million.

The cash portion of the transaction will be funded from TPG’s current cash balance and undrawn revolver, and is expected to be mid-to-high single digit accretive to TPG shareholders on an FRE and After-tax DE per share basis in 2024, before any revenue or cost synergies.

Upon closing of the transaction, Angelo Gordon will become a new significant investing platform within TPG. Angelo Gordon’s Co-CEOs Josh Baumgarten and Adam Schwartz will become Co-Managing Partners of the platform, reporting to TPG CEO, Jon Winkelried.

Approvals and Closing

The transaction is subject to customary closing conditions, including HSR, international regulatory approvals, and other client and third-party consents. The transaction, which was unanimously approved by the TPG Board of Directors, is expected to close in Q4 2023.

Advisors

Ardea Partners LP acted as lead financial advisor to TPG and provided a fairness opinion to TPG’s Board of Directors. J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC also acted as financial advisors to TPG. Weil, Gotshal & Manges LLP served as TPG’s lead transaction counsel. Davis Polk & Wardwell LLP, Shearman & Sterling LLP, and Cleary Gottlieb Steen & Hamilton LLP advised TPG with respect to tax, executive compensation, and investment fund matters, respectively. Goldman, Sachs & Co. LLC and Piper Sandler acted as financial advisor to Angelo Gordon and Paul, Weiss, Rifkind, Wharton & Garrison LLP served as legal counsel.

Investor Presentation

A supplemental investor presentation on the transaction is available on the Investor Relations section of TPG’s website at shareholders.TPG.com.

Conference Call Information

TPG will host a conference call and live webcast today at 8:00 a.m. ET. It may be accessed by dialing (800) 245-3047 (US toll-free) or (203) 518-9814 (international), using the conference ID TPGQ123. The number should be dialed at least ten minutes prior to the start of the call. A simultaneous webcast will also be available and can be accessed through the Investor Relations section of TPG’s website at shareholders.tpg.com. A webcast replay will be made available on the Events page in the Investor Relations section of TPG’s website.

Forward-Looking Statements

This announcement may contain forward-looking statements based on our beliefs and assumptions and on information currently available to us. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance, estimated operational metrics, business strategy, and plans and objectives of management for future operations, including, among other things, statements regarding the expected closing and terms of the Transaction Agreement.

Forward-looking statements are based on TPG’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. As a result, TPG’s actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the inability to complete and recognize the anticipated benefits of the transaction on the anticipated timeline or at all; purchase price adjustments; unexpected costs related to the transaction and the integration of the Angelo Gordon business and operations; TPG’s ability to manage growth and execute its business plan; and regional, national or global political, economic, business, competitive, market and regulatory conditions, among various other risks. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in the Company’s filings with the SEC, including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 24, 2023 and subsequent filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov.

For the reasons described above, TPG cautions you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this announcement and related public filings. Any forward-looking statement made by TPG in this announcement speaks only as of the date on which TPG makes it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for TPG to predict all of them. TPG undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Additional Information about the Transaction

This announcement does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Proxies will not be solicited in connection with the transaction. TPG will file relevant materials with the SEC, including a Schedule 14C Information Statement (the “Information Statement”). The Information Statement and other materials filed with the SEC will include important information regarding the transaction and the issuance of common units and shares of Class B common stock of TPG in connection with the transaction. Our public stockholders are encouraged to read the Information Statement and other materials that we file with the SEC when they become available because they will contain important information about the transaction and related matters. You will be able to obtain the Information Statement as well as other filings containing information about TPG free of change at www.sec.gov. Copies of the Information Statement and other filings with the SEC can also be obtained, free of charge, on TPG’s website at shareholders.tpg.com or by requesting such information from the Corporate Secretary at TPG Inc., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.

About TPG

TPG is a leading global alternative asset management firm, founded in San Francisco in 1992, with $137 billion of assets under management and investment and operational teams around the world. TPG invests across five multi-strategy platforms: Capital, Growth, Impact, Real Estate, and Market Solutions and our unique strategy is driven by collaboration, innovation, and inclusion. Our teams combine deep product and sector experience with broad capabilities and expertise to develop differentiated insights and add value for our fund investors, portfolio companies, management teams, and communities.

About Angelo, Gordon & Co., L.P.

Angelo, Gordon & Co., L.P. (“Angelo Gordon”) is a privately-held alternative investment firm founded in November 1988. The firm currently manages approximately $73 billion2, with a primary focus on credit and real estate strategies. Angelo Gordon has over 650 employees, including more than 200 investment professionals, and is headquartered in New York, with associated offices elsewhere in the U.S., Europe, and Asia. For more information, visit www.angelogordon.com.

Shareholder Contact (TPG)

Gary Stein

212-601-4750

shareholders@tpg.com

Media Contact (TPG)

Luke Barrett and Leslie Shribman

415-743-1550

media@tpg.com

Media Contact (Angelo Gordon)

Stephanie Barry and Kaitlin Bilby

212-692-8266 / 212-692-8231

Media@angelogordon.com

Amanda Shpiner and Nathaniel Garnick

Gasthalter & Co.

212-257-4170

Note: All Asset Under Management (AUM) figures as of December 31, 2022.

[1]	AUM represents the sum of:
i.

fair value of the investments and financial instruments held by our carry funds (including fund-level asset-related leverage), including our private equity, real estate, and credit funds, as well as related co-investment vehicles managed or advised by us, plus the capital that we are entitled to call from investors in those funds and vehicles, pursuant to the terms of their respective capital commitments, net of outstanding leverage associated with subscription related credit facilities at our carry funds, and including capital commitments to funds that have yet to commence their investment periods,

ii.	the gross amount of assets (including leverage where applicable) for our REITs, credit-focused registered investment companies and BDCs,
iii.	the aggregate par amount of collateral assets, including principal cash, for our CLOs,
iv.	the net asset value of our hedge funds, and
v.

IPO proceeds held in trust, excluding interest, as well as forward purchase agreements and proceeds associated with the private investment in public equity related to our SPACs upon the consummation of a business combination.

Our definition of AUM is not based on any definition of AUM that may be set forth in the agreements governing the investment funds that we manage or calculated pursuant to any regulatory definitions.

[2]

Angelo Gordon’s (the “firm”) currently stated AUM of approximately $73 billion as of December 31, 2022 reflects fund-level asset-related leverage. Prior to May 15, 2023, the firm calculated its AUM as net assets under management excluding leverage, which resulted in firm AUM of approximately $53 billion as of December 31, 2022. The difference reflects a change in the firm’s AUM calculation methodology and not any material change to the firm’s investment advisory business. For a description of the factors the firm considers when calculating AUM, please see the disclosure linked here.